UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2006 (May 14, 2007)

MEDLINK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31771	41-13117178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Oval Drive, Suite 200B, Islandia, NY 11749
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 342-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements MedLink International, Inc.’s (“MedLink’s”) Current Report on Form 8-K filed on May 18, 2007 (the “Original Report”). The Original Report is being amended by this Form 8-K/A to include the audited consolidated financial statements and unaudited pro forma condensed combined financial statements as required by Item 9.01 of Form 8-K. No other amendments to the Original Form 8-K are being made by this Form 8-K (Amendment No. 1).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated financial statements for Anywhere MD, Inc., as of and for the fiscal years ended December 31, 2006 and 2005 are included as Exhibit 99.4 hereof and are incorporated herein by reference.

(b)	Pro forma financial information.

The audited pro forma condensed combined financial statements of MedLink as of December 31, 2006 and 2005 are included as Exhibit 99.5 hereof and are incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

99.4	Audited consolidated financial statements of Anywhere MD, Inc., as of and for the fiscal years ended December 31, 2006 and 2005.

99.5	Audited pro forma condensed combined financial statements of MedLink International, Inc., as of December 31, 2006 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2007

MEDLINK INTERNATIONAL, INC.

By:	/s/ James Rose James Rose Chief Financial Officer